SCHEDULE 14A INFORMATION

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Peet’s Coffee & Tea, Inc.

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PEET’S COFFEE & TEA, INC.

1400 Park Avenue,

Emeryville, California 94608-3520

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2005

TO THE SHAREHOLDERS OF PEET’S COFFEE & TEA, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peet’s Coffee & Tea, Inc., a Washington corporation (the “Company”), will be held on Tuesday, May 17, 2005 at 10:00 a.m., local time, at The Marriott Courtyard, 5555 Shellmound Street, Emeryville, California 94608, for the following purposes:

1.	To elect three directors to hold office until the 2008 Annual Meeting of Shareholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending January 1, 2006.

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 28, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Thomas P. Cawley
Secretary

Emeryville, California

April 14, 2005

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

PEET’S COFFEE & TEA, INC.

1400 Park Avenue,

Emeryville, California 94608-3520

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

April 14, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Peet’s Coffee & Tea, Inc., a Washington corporation (“Peet’s” or the “Company”), for use at the Annual Meeting of Shareholders to be held on May 17, 2005, at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Marriott Courtyard, 5555 Shellmound Street, Emeryville, California 94608. The Company intends to mail this proxy statement and accompanying proxy card on or about April 14, 2005, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on March 28, 2005 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 28, 2005, the Company had outstanding and entitled to vote 13,628,345 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers have discretionary authority to vote on proposals 1 and 2. Abstentions will be counted towards the quorum but will have no effect on the vote for any proposal.

VOTING VIA THE INTERNET OR BY TELEPHONE

Shareholders may grant a proxy to vote their shares by means of the telephone or on the Internet.

The telephone and Internet voting procedures below are designed to authenticate shareholders’ identities, to allow shareholders to grant a proxy to vote their shares and to confirm that shareholders’

instructions have been recorded properly. Shareholders granting a proxy to vote via the internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

For Shares Registered in Your Name

Shareholders of record may go to http://www.contintentalstock.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any shareholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-866-894-0537 and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in “street name” receive instructions for granting proxies from their banks, brokers or other agents, rather than using the Company’s proxy card.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ website at http://www.proxyvote.com.

General Information for All Shares Voted Via the Internet or By Telephone

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. E.S.T. on May 16, 2005. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 1400 Park Avenue, Emeryville, California 94608-3520, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (“SEC”) is December 31, 2005. Shareholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the 2005 Annual Meeting of Shareholders. Shareholders are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors unless the Board determines by resolution that such vacancies shall be filled by the shareholders. A director elected to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified. In March 2005, Michael Linton was elected by the Board to fill the vacancy left by Christopher P. Mottern, who resigned effective December 31, 2004.

The Board of Directors is presently composed of seven members. There are three directors in the class whose term of office expires in 2005. Each of the nominees for election to this class is currently a director of the Company. If elected at the Annual Meeting, the nominee would serve until the 2008 Annual Meeting and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes presented in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

It is the Company’s policy to encourage directors to attend the Annual Meeting. All of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

Set forth below is biographical information for the person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

Gordon A. Bowker

Gordon A. Bowker, 62, has served as a director of the Company from 1971 to 1987 and from September 1994 to the present. Since 1986, Mr. Bowker has been a principal and investor of Apanage Inc., a real estate development company. Mr. Bowker has 30 years of experience with publicly traded and private companies as an investor, founder, director and marketing advisor. He co-founded Starbucks Coffee Company, Redhook Ale Brewery, Incorporated and Seattle Weekly. Mr. Bowker is also a director of Seabear, Inc., a privately held seafood manufacturer and marketer.

H. William Jesse, Jr.

H. William Jesse, Jr., 53, has served as a director of the Company since August 1998 and was Chairman from January 2001 to May 2002. Mr. Jesse is Chairman and Chief Executive Officer of Jesse Capital Management, Inc. He founded the firm in 1997. Mr. Jesse is also Chairman and Chief Executive Officer of Modern Yachts, Inc., a design firm he founded in 2000. Mr. Jesse served as Chairman and Chief Executive Officer of Vineyard Properties Corporation, a developer of wine grape vineyards from 1988 to 2002. He also served as Chairman of Jesse.Hansen&Co. from 1986 to 2004 and its President from 1986 through 1998. Mr. Jesse is also a director of PlanetOut, Inc. and several private companies.

Patrick J. O’Dea

Patrick J. O’Dea, 43, has served as a Chief Executive Officer, President and director of the Company since May 2002. From April 1997 to March 2001, he was Chief Executive Officer of Archway/Mother’s Cookies and Mother’s Cake and Cookie Company. Previous to that from 1995 to 1997, Mr. O’Dea was the Vice President and General Manager of the Specialty Cheese Division of Stella Foods. From 1984 to 1995, he was with Procter & Gamble, where he marketed several of the company snack and beverage brands.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

Gerald Baldwin

Gerald Baldwin, 62, has served as a director of the Company since 1971 and as Chairman of the Board from 1994 through January 2001. From 1971 until 1994, Mr. Baldwin was President and Chief Executive Officer. He co-founded Starbucks Coffee Company in 1971. Mr. Baldwin served as a director of Association Scientifique du Café from 1999 through March 2005 and its President from 2001 to December 2004. Since 2000, he has also served as a director of TechnoServe, Inc., a non-profit organization operating in Africa and Latin America.

Hilary Billings

Hilary Billings, 41, has served as a director of the Company since January 2002. Currently, Ms. Billings is an independent brand strategy consultant. From May 1999 to March 2004, Ms. Billings was Chairman of the Board and Chief Marketing Officer at RedEnvelope, a multi-channel gift company. From July 1997 to May 1999, Ms. Billings was Senior Vice President of Brand Development and Design with Starwood Hotels and Resorts, where she helped develop the W Hotels. Before joining Starwood, Ms. Billings was a vice president of product development with Pottery Barn catalog and retail group from 1995 to 1997. Ms. Billings is also a director of Design Within Reach, Inc. and a private company.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

Michael Linton

Michael Linton, 48, was elected to the Board of Directors in March 2005. Mr. Linton is Executive Vice President and Chief Marketing Officer for Best Buy Co., Inc., a Fortune 100 Company. Mr. Linton joined Best Buy as Senior Vice President of strategic marketing in January of 1999. From 1997 to 1998, he served as Vice President of Marketing at Remington Products Corporation and from 1993 to 1996 as Vice President and General Manager of a product category at James River Corporation. Mr. Linton began his career in Brand Management at The Procter & Gamble Company in 1980. From 1987 to 1993, he worked at Progressive Insurance Company in marketing and general management. Mr. Linton also serves as a director of the Walker Art Center in Minneapolis.

Jean-Michel Valette

Jean-Michel Valette, 44, has served as Chairman of the Board of Directors since January 2004 and a director of the Company since July 2001. In October 2004, he became President and Managing Director of Robert Mondavi Winery. Mr. Valette also serves as an independent advisor to select branded consumer companies. From August 1998 to May 2000, Mr. Valette was President and Chief Executive Officer of Franciscan Estates, a premium wine company. From 1987 to 1998, Mr. Valette held various positions, including Managing Director at Hambrecht & Quist LLC, a San Francisco-based investment bank and venture capital firm. In 1984, Mr. Valette co-founded Procede Ltd., a London-based investment and consulting firm and served as Managing Director from 1984 to 1986. Mr. Valette currently serves as a director of Select Comfort Corporation and The Boston Beer Company.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required by the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that five of the seven Company directors are independent directors within the meaning of the applicable NASDAQ listing standards.

BOARD COMMITTEES AND MEETINGS

During the fiscal year ended January 2, 2005, the Board of Directors held five meetings. The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The Audit Committee meets with the Company’s independent auditors at least quarterly to review the results of the annual audit or quarterly review and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors’ performance; and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three directors: Mssrs. Jesse, Bowker and Valette. Mr. Jesse is the Chair of the Audit Committee. It met eight times during the fiscal year. All members of the Company’s Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Board of Directors has determined that Mssrs. Jesse and Valette qualify as “audit committee financial experts,” as defined in applicable SEC rules.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options and stock purchase rights to employees and consultants under the Company’s stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors and is independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). They are: Ms. Billings and Mssrs. Valette and Jesse. It met three times during the fiscal year. Effective March 8, 2004, Ms. Billings has replaced Mr. Valette as the Chair of the Compensation Committee.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board candidates for election to the board of directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing corporate governance principles for the Company. Our Nominating and Corporate Governance Committee charter can be found on our corporate website at www.peets.com. Three directors comprise the Nominating and Corporate Governance Committee: Ms. Billings and Mssrs. Valette and Bowker. Mr. Bowker is the Chair of the Committee. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee held two meetings during the year and numerous informal working sessions.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s shareholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the board, the operating requirements of the company and the long-term interests of shareholders. In conducting this assessment, the committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the board and the company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has paid fees to a third party to assist in the process of identifying and evaluating director candidates. To date, the Nominating and Corporate Governance Committee has not rejected a timely director nominee from a shareholder or shareholders holding more than 5% of our voting stock.

At this time the Nominating and Corporate Governance Committee does not consider director candidates recommended by shareholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

During the fiscal year ended January 2, 2005, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

CODE OF ETHICS

The Company has adopted the Peet’s Coffee & Tea, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.peets.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the code to any executive officer or director, the company will promptly disclose the nature of the amendment or waiver on its website.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors or its specific members by writing, sending an e-mail to investorrelations@peets.com or calling our Investor Relations representative at 510-594-2100. The Board will review all communication received at its regularly scheduled meetings. Additionally, all board members typically attend the Company’s Annual Meeting and will be available for questions or to receive comments from shareholders.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

In this context, the Committee has met and held discussions with management and Deloitte & Touche LLP (together with Deloitte & Touche Tohmatsu and its respective affiliates, “Deloitte”), the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Committee has discussed separately with the independent auditors, the auditors’ independence from the Company and its management, including the matters in the written disclosures and the letter from the auditors required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees).

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended January 2, 2005, filed with the Securities and Exchange Commission on March 18, 2005. The Committee and the Board also have recommended, subject to shareholder approval, the selection of Deloitte as the Company’s independent auditors.

THE AUDIT COMMITTEE

H. William Jesse, Jr., Chair

Gordon A. Bowker

Jean-Michel Valette

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Deloitte as the Company’s independent auditors for the year ending January 1, 2006 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Deloitte has audited the Company’s financial statements since 1996. Representatives of Deloitte are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Shareholder ratification of the selection of Deloitte as the Company’s independent auditors is not required by the Company’s Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of Deloitte to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte. For purposes of this vote, abstentions and broker non-votes will not be counted in determining whether this matter has been approved. Shares represented by executed proxies will be voted, if no abstention or vote against is marked, for the ratification of Deloitte as the Company’s independent auditors.

AUDIT FEES.    For the fiscal year ended January 2, 2005, the aggregate fees billed by Deloitte for the audit of the Company’s financial statements and management’s report on internal control over financial reporting for such fiscal year and for the review of the Company’s interim financial statements were $543,000. During the fiscal year ended December 28, 2003, the aggregate fees billed by Deloitte for the audit of the Company’s financial statements for such fiscal year and for the review of the Company’s interim financial statements were $209,000.

AUDIT-RELATED FEES.    Audit-related fees incurred for the fiscal year ended January 2, 2005 were $7,325 related to consultation associated with Sarbanes-Oxley section 404. There were no audit-related services or fees incurred in 2003.

TAX FEES.    For the fiscal year ended January 2, 2005, the aggregate fees billed by Deloitte for services rendered in connection with income tax compliance and related tax services were $137,000. In addition to tax return preparation, income tax compliance and related tax services in 2004 includes fees of $66,000 associated with a routine audit by the Internal Revenue Service of the Company’s 2002 tax filings. During the fiscal year ended December 28, 2003, the aggregate fees billed by Deloitte for services rendered in connection with income tax compliance and related tax services was $51,000.

ALL OTHER FEES.    During the fiscal years ended January 2, 2005 and December 28, 2003, Deloitte did not render or bill for any other professional services other than those described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees”.

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by Deloitte. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined the rendering of the information technology consulting services and all other non-audit services by Deloitte is compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of February 14, 2005 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; and (iii) all executive officers and directors of the Company as a group. Information for all those known by the Company to be beneficial owners of more than five percent of its Common Stock, as stated on Schedules 13D or 13G filed by such beneficial owners, is also included.

Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days of February 14, 2005. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Information with respect to beneficial ownership has been furnished by each director, executive officer or five percent or more shareholder, as the case may be. Except as otherwise noted below, the address for each person listed on the table is c/o Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, California 94608-3520. Applicable percentages are based on 13,540,135 shares outstanding on February 14, 2005, adjusted as required by the rules promulgated by the SEC.

Principal Shareholders Table

	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
Name of Beneficial Owner
Directors and Executive Officers:
Gerald Baldwin (1)	414,373	3.1
Patrick J. O’Dea (2)	340,227	2.5
Peter B. Mehrberg (3)	155,254	1.1
Gordon A. Bowker (4)	124,393	*
Thomas P. Cawley (5)	107,316	*
Bruce Schroder (6)	72,111	*
Jean-Michel Valette (7)	71,250	*
Hilary Billings (8)	56,250	*
James E. Grimes (9)	54,141	*
H. William Jesse, Jr. (10) Michael Linton (11)	37,084 —	* *
All directors and executive officers as a group (11 persons) (12)	1,432,339	10.6

5% Shareholders (13):
Delaware Management Holdings 2005 Market Street Philadelphia, PA 19103	991,474	7.4

*	Less than 1%.
(1)	Includes 26,250 shares issuable upon the exercise of vested stock options.
(2)	Includes 296,063 shares issuable upon the exercise of vested stock options.
(3)	Includes 148,036 shares issuable upon the exercise of vested stock options.
(4)	Includes 78,250 shares issuable upon the exercise of vested stock options.

(5)	Includes 105,882 shares issuable upon the exercise of vested stock options.
(6)	Represents 72,111 shares issuable upon the exercise of vested stock options.
(7)	Includes 61,250 shares issuable upon the exercise of vested stock options.
(8)	Represents 56,250 shares issuable upon the exercise of vested stock options.
(9)	Includes 51,049 shares issuable upon the exercise of vested stock options.
(10)	Represents 37,084 shares issuable upon the exercise of vested stock options.
(11)	Elected to the Board of Directors March 25, 2005.
(12)	See footnotes (1) through (11) above, as applicable.
(13)	Information with respect to each beneficial owner of 5% or more of a class of the Company’s Common Stock is based on Schedules 13D or 13G filed by such beneficial owners with the SEC for the 2004 calendar year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 2, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the following reports that were filed late: the Form 4(s) for Christopher P. Mottern, covering three transactions.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

In March 2004, the Company amended its compensation structure for members of the Board of Directors. In lieu of a per meeting fee, each non-employee director receives a $10,000 annual retainer and an additional $5,000 annual retainer for committee membership or $7,500 annual retainer for committee chairmanship. For the fiscal year ended January 2, 2005, the total compensation paid to non-employee directors was $73,875. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

2000 NON-EMPLOYEE DIRECTOR PLAN

The Board adopted a 2000 Non-Employee Director Plan effective upon the completion of the Company’s initial public offering of its Common Stock. The shareholders approved the plan on November 17, 2000. The plan provides for the automatic grant of nonstatutory stock options to purchase shares of Common Stock to the Company’s non-employee directors. The aggregate number of shares of Common Stock that may be issued pursuant to these options under the plan is 450,000 shares.

The Board of Directors administers the plan. Options granted to non-employee directors will generally be subject to the following terms:

•	The exercise price of options granted will be equal to the fair market value of the Common Stock on the date of grant;

•	The options will have a term of no more than ten years from the date they are granted;

•	Options granted are not transferable other than by will or by the laws of descent and distribution and are exercisable during the life of the optionee only by the optionee;

•	An optionee may designate a beneficiary who may exercise the option following the optionee’s death; and

•	An optionee whose service relationship with the Company or any affiliate (whether as a non-employee director of the Company or subsequently as an employee, director or consultant of either the Company or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (3 months generally, 12 or 18 months in the event of disability or death).

The plan, as amended in March 2004 and March 2005, allows for any individual who becomes a non-employee director for the first time to automatically receive an initial grant to purchase 17,500 shares of Common Stock upon being elected to the Board of Directors. On the day following each annual meeting of the Company’s shareholders, any person who is then a non-employee director automatically receives an annual grant to purchase 7,500 shares of Common Stock. Initial grants vest over a period of three years from their date of grant. Annual grants vest monthly over twelve months from the date of grant.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

The following table shows for 2004, 2003 and 2002, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its other four most highly compensated executive officers at January 2, 2005, referred to as the “named executive officers.”

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)		Securities Underlying Options	Other Compensation ($)(2)
Patrick J. O’Dea President and Chief Executive Officer	2004 2003 2002	$ $ $	463,292 420,000 250,385		— — —	39,339 50,000 600,000	$ $	5,100 4,800 —

Thomas P. Cawley Vice President, Chief Financial Officer and Secretary	2004 2003	$ $	321,634 115,385		— —	18,382 200,000		$1,750 —

Bruce Schroder Vice President, General Manager Retail	2004 2003	$ $	311,307 116,827		$25,000 —	17,941 108,337		$1,846 —

James E. Grimes Vice President, Operations and Information Systems	2004 2003 2002	$ $ $	203,987 182,404 84,135	$	— — 13,630	11,564 25,000 90,000	$ $	4,910 2,204 —

Peter B. Mehrberg Vice President, Business Development, General Counsel and Assistant Secretary	2004 2003 2002	$ $ $	203,987 174,904 160,154	$	— 11,931 —	11,564 25,000 20,029	$ $ $	2,247 3,271 5,500

(1)	Includes amounts deferred at the election of the named executive officer pursuant to a plan established under Section 401(k) of the Internal Revenue Code or a nonqualified deferred compensation plan.
(2)	Amounts include matching contributions made under the Company’s Section 401(k) plan. As permitted by rules promulgated by the SEC, no amounts are shown, with respect to certain “perquisites,” where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

STOCK OPTION GRANTS AND EXERCISES

Prior to the completion of the initial public offering, the Company granted options to its executive officers under its 1993 Stock Option Plan, 1994 California Stock Option Plan and 1997 Equity Incentive Plan. Effective upon the completion of the initial public offering, the Board adopted the 2000 Equity Incentive Plan. As of January 2, 2005, options to purchase a total of 2,649,073 shares were outstanding under all of the Company’s plans and options to purchase 259,608 and 178,125 shares remain available for grant under the 2000 Equity Incentive Plan and 2000 Non-Employee Director Plan, respectively. Although no further options will be granted under the 1993 Stock Option Plan, 1994 California Stock Option Plan and 1997 Equity Incentive Plan, options currently outstanding under those plans will continue in effect under the terms of those plans until such outstanding options are exercised or terminated in accordance with their terms.

Total options granted to employees during the year were 531,754, or 3.9% of common stock outstanding as of January 2, 2005.

The following tables show for 2004 certain information regarding options granted to, and held at year end by, the named executive officers.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options	% of Total Options Granted to Employees	Exercise or Base	Fair Market Value on	Expiration
	Granted (1)	in 2004	Price (2)	Grant Date	Date	0%	5%	10%
Patrick J. O’Dea	39,339	7.4%	$22.84	$22.84	5/27/2014	$0	$565,064	$1,431,982
Thomas P. Cawley	18,382	3.5%	22.84	22.84	5/27/2014	$0	$264,038	$669,125
Bruce Schroder	17,941	3.4%	22.84	22.84	5/27/2014	$0	$257,704	$653,072
James E. Grimes	11,564	2.2%	22.84	22.84	5/27/2014	$0	$166,105	$420,942
Peter B. Mehrberg	11,564	2.2%	22.84	22.84	5/27/2014	$0	$166,105	$420,942

(1)	Options granted to the named executive officers during 2004 were non-statutory stock options granted pursuant to the Company’s 2000 Equity Incentive Plan. Each received options to purchase shares at an exercise price of $22.84 per share subject to a seven year vesting schedule or achievement of performance goals. On March 1, 2005, the Compensation Committee of the Board of Directors accelerated these performance-based options so that the options granted in 2004 to purchase shares of the Company’s Common Stock were fully vested as of the date of this report.
(2)	The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant.
(3)	The potential realizable value is calculated based on the terms of the option at its time of grant (10 years). It is calculated assuming that the fair market value of the Company’s Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option is exercised and sold on the last day of its term for the appreciated stock price.

FISCAL YEAR END OPTION VALUES

Name	Number of Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at January 2, 2005		Value of Unexercised In-the-Money Options at January 2, 2005 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick J. O’Dea	—	$—	237,975	445,589	$2,738,466	$4,603,426
Thomas P. Cawley	—	$—	75,000	143,382	$675,000	$1,191,727
Bruce Schroder	—	$—	45,837	80,441	$479,163	$719,501
James E. Grimes	6,452	$61,757	45,735	74,377	$523,714	$673,876
Peter B. Mehrberg	—	$—	135,848	14,684	$2,439,412	$79,671

(1)	Value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of Common Stock acquired on the date of exercise.
(2)	Value of unexercised in-the-money options is based on the per share deemed value at year end, determined after the date of grant solely for financial accounting purposes, less the exercise price payable for such shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of January 2, 2005.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,649,073	(1)	$15.70	437,733	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,649,073		$15.70	437,733

(1)	Includes the following:

•	2,218,061 shares of the Company’s common stock to be issued upon exercise of outstanding stock options granted under the 2000 Equity Incentive Plan;

•	272,709 shares of the Company’s common stock to be issued upon exercise of outstanding stock options granted under the 2000 Non-Employee Director Plan;

•	150,569 shares of the Company’s common stock to be issued upon exercise of outstanding stock options granted under the 1997 Equity Incentive Plan;

•	7,734 shares of the Company’s common stock to be issued upon exercise of outstanding stock options granted under the 1994 California Stock Option Plan; and

•	There are no shares of the Company’s common stock to be issued upon exercise of outstanding stock options granted under the 1993 Stock Option Plan.

(2)	Includes the following:

•	259,608 shares of the Company’s common stock available for issuance under the 2000 Equity Incentive Plan;

•	178,125 shares of the Company’s common stock available for issuance under the 2000 Non-Employee Director Plan;

•	There are no shares of the Company’s common stock available for issuance under the 1997 Equity Incentive Plan;

•	There are no shares of the Company’s common stock available for issuance under the 1994 California Stock Option Plan; and

•	There are no shares of the Company’s common stock available for issuance under the 1993 Stock Option Plan.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

Change of Control Option Acceleration Plan

In November 1998, the Company established the Change of Control Option Acceleration Plan. The plan provides for the acceleration of vesting of shares covered by outstanding options held by all of the Company’s employees in the event of a change of control of the Company. Employees shall have the right to exercise their options immediately before the change of control. If any surviving or acquiring corporation assumes or substitutes such options, then to the extent the options are not exercised before the change of control, such assumed or substituted options shall be fully vested on and after the change of control.

Key Employee Severance Plan

The Company has adopted a Key Employee Severance Benefit Plan to provide for the payment of severance benefits to all employees holding the position of vice president and above, and any other individual designated as an eligible employee under a Key Employee Agreement. Under the plan, if the employee’s employment, within 12 months after a change of control, is involuntary terminated without cause or voluntarily terminated for good reason (a “change of control termination”), the executive will receive one year of pay and the President and Chief Executive Officer will receive 2 years of pay.

Additionally, if the employee’s employment is involuntarily terminated without cause at any other time, the employee will receive severance payments based upon the terms of each employee’s respective employment agreement. The President and Chief Executive Officer will receive 18 months pay plus 1 month of pay for every year of service up to a 2 year maximum. The other executives will receive 6 months pay plus 1 month of pay for every year of service with a 1 to 2 year maximum.

Employment Agreements

The Company entered into key employee agreements with each of the named executive officers, including a key employee agreement with Mr. O’Dea for an initial base salary of $420,000. Salaries in these agreements are subject to annual adjustment at the discretion of the Compensation Committee of the Board of Directors.

For the Chief Executive Officer and executives hired after May 2002, the key employee agreements provide that unvested options to purchase Common Stock of the Company are terminated as of the date of termination for all terminations except for those covered under the Change in Control Option Acceleration Plan. For executives hired before May 2002, the key employee agreements provide that if the executive is involuntarily terminated by the Company without cause or if the executive voluntarily terminates employment due to a “constructive termination,” then the vesting of all of the executive’s outstanding options to purchase Common Stock of the Company will accelerate and become fully exercisable upon the executive’s termination of employment. Under the key employee agreements, all executives also are entitled to receive benefits to the extent provided under the Key Employee Severance Benefit Plan and the Change of Control Option Acceleration Plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION*

The Compensation and Benefits Committee (the “Committee”) is composed exclusively of non-employee, independent directors. The Committee reviews the compensation program for the Chief Executive Officer and other members of senior management, including the executive officers listed on the Summary Compensation Table appearing on page 12 (the “named executives”), and determines and administers their compensation. The Committee also oversees the administration of employee benefits and benefit plans for the Company and its subsidiaries.

The Company’s executive compensation program is designed (i) to attract and retain outstanding executive officers capable of leading the Company to fulfillment of its business objectives and (ii) to establish an appropriate link between executive compensation and achievement of the Company’s strategic and financial performance goals, including the enhancement of shareholder value. To that end, the Company’s compensation program offers competitive compensation opportunities that reward individual contributions as well as corporate performance, based on the following policies and principles:

•	Implementation of competitive pay practices, taking into account the pay practices of other companies of comparable size and stage of development with which the Company competes for talented executives.

•	Emphasis on pay-for-performance as a component of compensation through annual incentive programs designed to reward executives for achievement of annual corporate financial performance goals.

•	Use of equity-based incentives designed to motivate executives to focus on long-term strategic objectives, to align the interests of management and the shareholders and to provide opportunities for management to share in the benefits that they achieve for the Company’s shareholders.

For 2004, the Company’s executive compensation program included the following components: (i) base salary and (ii) long-term incentives in the form of options to purchase Common Stock. In establishing the size of an executive’s opportunity for incentive compensation, including stock options, the Committee takes into account, in addition to general comparative information, the individual performance of the executive and the financial performance and strategic achievements of the Company during the prior year, the executive’s level of responsibility and potential to influence or contribute to the Company’s operations and direction and the quality of the executive’s long-term strategic decisions made during the year. The Committee generally does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix. To the extent that qualitative factors are involved in the determination, the Committee must necessarily make a subjective assessment of performance.

BASE COMPENSATION

Base salaries for executives were initially set in the key employment agreements between the executives and the Company. These base salaries are subject to annual review and adjustment. The Committee evaluates executive performance on the basis of a variety of factors, both individual and corporate, as well as level of responsibility, competitive factors and the Company’s internal policies regarding salary increases.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CASH PERFORMANCE INCENTIVES

The company currently does not have a cash performance incentive plan for its executives. Cash bonuses are payable to all employees at the manager level or lower with the exception of hourly retail sales employees. Company and personal performance against objectives drive the criterion for payment.

STOCK OPTIONS

To reward and retain employees in a manner that best aligns employees’ interests with stockholders’ interests, Peet’s uses stock options as its significant incentive vehicle. Stock options align employees’ interests precisely with those of other stockholders, because when the price of the stock declines from the price at the grant date, the employee obtains no value. Unless stockholder value increases, stock options yield no increased compensation to the employees.

Peet’s stock option programs are broad-based and in 2004, more than 65% of our employees received stock option grants. The broad-based option plan grants options to any employee below the director level in the company with over nine months of tenure at the grant date and the options have a four year graded vesting schedule.

Options may be tax-qualified incentive stock options or non-statutory stock options. Options granted prior to the Company’s initial public offering typically had exercise prices set at 85% of the fair market value of the Common Stock on the date of the grant as determined by the Board of Directors. Options granted after the Company’s initial public offering typically have exercise prices set at the fair market value of the Common Stock on the date of grant.

Stock options under the Company’s stock option plans are used for directors and executives to underscore the common interests of shareholders and management. Options are granted to executives to provide a continuing financial incentive to maximize long-term value to shareholders and to help make the executive’s total compensation opportunity competitive. In addition, because stock options generally become exercisable over a period of several years, options encourage executives to remain in the long-term employ of the Company.

The granting of stock options for the named executives generally take two forms; initial grants which are granted at hiring or promotion dates and typically have a four year vest schedule, and, bonus grants which are granted annually with a seven year cliff vesting that can be accelerated by the Board of Directors if the company achieves predetermined annual performance objectives. These option grants are based on calculations relative to the executive officers’ respective base salaries.

In 2004, the company had no new hire or promotion grants for its Named Executive Officers.

In 2004, the five named executive officers were granted bonus options to purchase an aggregate of 98,790 shares. The Board determined that the Company had achieved its operating objectives in 2004 and therefore approved the acceleration of vesting of these stock options so that all were fully vested as of March 1, 2005.

DEFERRED COMPENSATION PLAN

The Company maintains a Deferred Compensation Plan (“DCP”) that allows certain employees, including the named executive officers, to defer receipt of their salary into cash accounts that mirror the gains and/or losses of several different investment funds selected by the Company. Participants may defer up to 75% of salary and up to 100% of bonuses and/or commissions until the date(s) they have specified. The Company is not required to make any contributions to the DCP.

The DCP is not funded by the Company, and participants have an unsecured contractual commitment by the Company to pay the amounts due under the DCP. When such payments are due, the cash will be distributed from the Company’s general assets.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The non-employee directors meet each year in executive session to evaluate the performance of the Chief Executive Officer, the results of which are used to determine his compensation.

Effective March 8, 2004, the Committee approved an 8.0% salary increase for Mr. O’Dea from $420,000 to $454,000. Mr. O’Dea also receives company paid financial consulting valued at $10,000.

The Committee also accelerated the vesting of the 39,339 options granted as bonus grants described above based on the Company’s achievement of predetermined sales and earnings per share targets, as well as Mr. O’Dea’s leadership in advancing the Company’s strategies of increasing profitable revenue growth, improving operating effectiveness and strengthening the Company’s organizational capabilities. In particular, the Committee focused on the Company’s reported 19% revenue growth and earnings of $.63 per share that exceeded the $.60 per share goal.

THE COMPENSATION COMMITTEE

Hilary Billings, Chair

Jean-Michel Valette

H. William Jesse, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As noted above, the Compensation Committee consists of Ms. Billings and Mssrs. Jesse and Valette. In fiscal 2004, there were no interlocks or insider participation by member of the Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON1

The following graph shows the cumulative total shareholder return of an investment of $100 in cash since the Company’s initial public offering of Common Stock January 25, 2001 for (i) the Company’s Common Stock, (ii) the Nasdaq Stock Market (U.S. Companies) Index and (iii) the Standard & Poor’s Small Capitalization 600 Packaged Foods and Meats Index. All values assume reinvestment of the full amount of all dividends, although dividends have never been declared on the Company’s Common Stock, and are calculated monthly.

[1]	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

CERTAIN TRANSACTIONS

The Company has entered into indemnity agreements with certain officers and directors. These agreements, among other things, provide for indemnification of the Company’s directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person’s services as a director or executive officer or at the Company’s request to the full extent permitted by Washington law. The Company believes that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Peet’s Coffee & Tea, Inc. shareholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct your written request to Investor Relations, Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, California 94608-3520 or contact Investor Relations at (510) 594-2100. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Thomas P. Cawley
SECRETARY

April 14, 2005

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended January 2, 2005 is available without charge upon written request to: Investor Relations, Peet’s Coffee & Tea, Inc., 1400 Park Avenue, Emeryville, California 94608-3520.

FOLD AND DETACH HERE

PEET’S COFFEE & TEA, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2005

The undersigned hereby appoints Patrick J. O’Dea and Thomas P. Cawley, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Peet’s Coffee & Tea, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Peet’s Coffee & Tea, Inc. to be held at The Marriott Courtyard, 5555 Shellmound Street, Emeryville, California 94608 on Tuesday, May 17, 2005 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

VOTE BY TELEPHONE OR INTERNET

QUICK EASY IMMEDIATE

PEET’S COFFEE & TEA, INC.

You can now vote your shares electronically through the Internet or the telephone.

This eliminates the need to return the proxy card.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET www.continentalstock.com.

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE 1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE BELOW CARD IF VOTING

ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AS LISTED BELOW AND FOR PROPOSAL 2.

PROPOSAL 1:

To elect three directors to hold office until the 2008 Annual Meeting of Shareholders.

FOR all nominees listed below (except as marked to the contrary below).

WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: 01 Gordon A. Bowlker, 02 H. William Jesse, Jr., 03 Patrick J. O’Dea

To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

Please mark your votes like this

X

PROPOSAL 2:

To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending January 1, 2006.

FOR AGAINST ABSTAIN

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature

Signature

Date

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.